UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2019

FitLife Brands, Inc.
(Exact name of Registrant as specified in its Charter)

Nevada	000-52369	20-3464383
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5214 S. 136th Street Omaha, Nebraska 68137
(Address of principal executive offices)

402-333-5260
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On August 16, 2019, Fitlife Brands, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). The matters voted upon at the Annual Meeting and the results of the voting are set forth below.

Proposal No. 1- Election of Directors

	For		Against
	Votes	% Voted	Votes	% Voted
Dayton Judd	537,566	100%	2,350	0%
Lewis Jaffe	537,566	100%	2,350	0%
Grant Dawson	537,566	100%	2,350	0%
Seth Yakatan	537,566	100%	2,350	0%
Todd Ordal	537,566	100%	2,350	0%

The Company’s Directors are elected by a plurality of the votes cast. Accordingly, each of the nominees named above were elected to serve on the Board of Directors until the 2020 Annual Meeting of Stockholders, or until their successors are elected and qualified.

Proposal No. 2- Approval of the 2019 Omnibus Incentive Plan

	For	Against	Abstain
Votes	518,963	19,953	1,000
% Voted	96%	4%	0%

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, the Company’s stockholders voted in favor of the 2019 Omnibus Incentive Plan, included in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on July 12, 2019.

Proposal No. 3- Advisory Vote to Approve Executive Compensation (“Say-On-Pay Proposal”)

	For	Against	Abstain
Votes	536,566	2,350	1,000
% Voted	99%	0%	0%

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, the Company’s stockholders voted, on an advisory basis, in favor of the compensation paid to the Company’s named executive officers, as disclosed in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on July 12, 2019.

Proposal No. 4- Advisory Vote to Approve the Frequency of Advisory Votes on Executive Compensation

	3 Years	2 Years	1 Year	Abstain
Votes	357,961	1,800	180,155	0
% Voted	66%	0%	33%	0%

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, the Company’s stockholders voted, on an advisory basis, in favor of holding a vote every three years with respect to the frequency of a shareholder vote on the compensation paid to the Company's named executive officers.

Proposal No. 5- Ratification of Appointment of Auditors

	For	Against	Abstain
Votes	795,128	5,402	0
% Voted	99%	1%	0%

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, stockholders ratified the appointment of Weinberg & Company P.A. as the Company’s independent auditors for the fiscal year ending December 31, 2019.

 Item 8.01    Other Events.

On August 16, 2019, the Company’s Board of Directors approved the repurchase of up to $500,000 of the Company’s common stock, par value $0.01 per share, over the next 24 months (the “Share Repurchase Program”).

The Company intends to conduct its Share Repurchase Program in accordance with all applicable securities laws and regulations, including Rule 10b-18 of the Securities Exchange Act of 1934, as amended. Repurchases may be made at management's discretion from time to time on the open market or through privately negotiated transactions at current market prices. The Company may suspend or discontinue the Share Repurchase Program at any time, and may thereafter reinstitute purchases, all without prior announcement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FitLife Brands, Inc.

Date: August 20, 2019	By:	/s/ Dayton Judd
Dayton Judd
Chief Executive Officer